                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                          FORM 8-K/A AMENDMENT #1

                               CURRENT REPORT

   Pursuant of Section 13 to 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) November 7, 1996


                           U.S. Home Corporation
           (Exact name of registrant as specified in its charter)


      Delaware                        1-5899                  21-0718930
(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)             File Number)           Identification No.)

                 1800 West Loop South, Houston, Texas 77027
            (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code (713) 877-1211


                               Not Applicable
       (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

Exhibits:

         Exhibit 4 to the Registrant's Current Report on Form 8-K, filed on November 12, 1996, is hereby amended to provide in its entirety as follows:

4 Rights Agreement, dated as of November 7, 1996, between U.S. Home Corporation and First Chicago
            Trust Company of New York, and exhibits thereto

                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           U.S. HOME CORPORATION



Dated:  November 15, 1996                  /s/ Chester P. Sadowski
                                           -----------------------
                                           Name:  Chester P. Sadowski
                                           Title: Vice President-Controller
                                                  and Chief Accounting Officer

                               EXHIBIT INDEX



                                                                  Sequential
Exhibit                                                            Page No .
-------                                                           ----------

4          Rights Agreement, dated as of November 7, 1996,
           between U.S. Home Corporation and First Chicago
           Trust Company of New York, and exhibits thereto             5